SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 16, 2014

AXIM INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18 E 50th St 5th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 751-0001
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

    (a) On July 16, 2014, Axim International, Inc.  (the “Registrant” or the “ Company”) notified Michael F. Albanese, CPA (“Albanese”)  that  it was dismissed as the  Registrant’s  independent registered public accounting firm. The decision to dismiss Albanese as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on July 16, 2014.  Albanese was engaged on May 16, 2014, to review the Company's financial statements for the quarter ended March 31, 2014.  Albanese did not issue an audit report on the financial statements of the Company.

    During the period May 16, 2014 through July 16, 2014, the Company has not had any disagreements with Albanese  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Albanese’s  satisfaction, would have caused him to make reference thereto in their reports on the Company’s  financial statements for such periods.

    During the period May 16, 2014 through July 16, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

    The Company provided Albanese with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

    A copy of the letter from Albanese is attached hereto as Exhibit 16.1

New independent registered public accounting firm

    On July 16, 2014  (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage RBSM  as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

    1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

    2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Michael F. Albanese, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM INTERNATIONAL, INC.

Dated: July 16, 2014	By:	/s/ Dr. George E. Anastassov
Name: Dr. George E. Anastassov
Chief Executive Officer